                                                                       Exhibit 1
                                                                       ---------
                                   AGREEMENT

          Pursuant to Rule 13d-1(k)(1) promulgated pursuant to the Securities Exchange Act of 1934, as amended, the undersigned agree that the attached
Schedule 13G is being filed on behalf of each of the undersigned.

February 14, 2000          VENROCK ASSOCIATES

                              By:  /s/ Ted H. McCourtney
                                 --------------------------
                                       Ted H. McCourtney
                                       General Partner


February 14, 2000          VENROCK ASSOCIATES II, L.P.

                              By:  /s/ Ted H. McCourtney
                                 --------------------------
                                       Ted H. McCourtney
                                       General Partner


February 14, 2000          GENERAL PARTNERS

                                         *
                                -------------------------
                                Anthony B. Evnin

                                         *
                                -------------------------
                                David R. Hathaway

                                         *
                                -------------------------
                                Patrick F. Latterell

                                         *
                                -------------------------
                                Ted H. McCourtney

                                         *
                                -------------------------
                                Ray A. Rothrock

                                         *
                                -------------------------
                                Kimberley A. Rummelsburg

                                          *
                                -------------------------
                                Anthony Sun



          * By:  /s/ Ted H. McCourtney
               --------------------------
                     Ted H. McCourtney
                     Attorney-in-Fact

                              Page 17 of 17 pages